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                    [MADISON RIVER COMMUNICATIONS LOGO]


For Immediate Release: December 23, 2004


                     MADISON RIVER COMMUNICATIONS FILES
                    REGISTRATION STATEMENT FOR PROPOSED
                  INITIAL PUBLIC OFFERING OF COMMON STOCK

Mebane, North Carolina - December 23, 2004 - Madison River Communications Corp. ("Madison River Communications"), a company formed to be the holding company for the operations of Madison River Telephone Company, LLC ("MRTC") and Madison River Capital, LLC, announced today that it filed a registration statement with the Securities and Exchange Commission for an initial public offering of Madison River Communications' common stock. The offering will consist of shares to be offered by Madison River Communications and by certain existing security holders of MRTC.

In connection with the offering, Madison River Communications expects to use the proceeds of the offering, together with borrowings under new credit facilities and cash on hand to (i) repay all outstanding loans under its subsidiary's existing senior credit facilities, (ii) repay all outstanding 13.25% senior notes of Madison River Capital, LLC due 2010, (iii) repay certain other indebtedness and (iv) redeem the outstanding minority interest in one of its operating subsidiaries.

Lehman Brothers Inc. and Merrill Lynch & Co. are serving as joint bookrunners in connection with the offering and Goldman, Sachs & Co. is serving as joint lead manager in connection with the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

When available, interested persons may obtain a copy of the preliminary prospectus relating to the offering from: Lehman Brothers Inc. c/o, ADP Financial Services Integrated Distribution Services, 1155 Long Island Avenue Edgewood, NY 11717; Merrill Lynch & Co., Prospectus Department, 4 World Financial Center, New York, NY 10080, (212) 449-1000; and Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004, Attention: Prospectus Department,
(212) 902-1171.



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About Madison River Communications Corp.
Madison River Communications will become the holding company for the operations of MRTC in a reorganization to occur in connection with the offering. MRTC is the parent of Madison River Capital, LLC. Madison River Communications, a leading provider of telecommunication services, operates and enhances rural local exchange carriers in North Carolina, Illinois, Alabama and Georgia and competitive communications services in its edge-out markets.

Forward-Looking Statements
Statements contained herein that are not statements of historical fact constitute "forward-looking statements" that involve risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking words such as "may," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek" or "believe," or by discussion of strategy that involves risks and uncertainties. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Madison River Communications to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described in the registration statement and in Madison River Communications' other filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.






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